Ramirez Core Bond Fund Retail Class (RAMRX) Institutional Class (RAMIX) Summary Prospectus December 19, 2023 www.ramirezam.com
Before you invest, you may want to review the Ramirez Core Bond Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 15, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.ramirezam.com. You can also get this information at no cost by calling 1-888-472-3102 or by sending an e-mail request to contact@ramirezam.com.com.
Investment Objective
The Fund’s investment objective is to maximize total return by investing primarily in a diversified portfolio of fixed income securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)	0.42%	0.42%
Shareholder Servicing Fees	0.10%	0.10%
Remainder of Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.02%	0.77%
Less: Fee Waiver and/or Expense Reimbursement	-0.27%	-0.27%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	0.75%	0.50%

(1)Based on estimated expenses for the current fiscal year.
(2)Ramirez Asset Management, Inc. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.75% of average daily net assets of the Retail Class shares and 0.50% of the average daily net assets of the Institutional Class shares (the “Expense Caps”). The Expense Caps will remain in effect through at least December 31, 2024 and may be terminated only by the Board of Trustees (the “Board”) of Advisor Managed Portfolios (the “Trust”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed the lower of (1) the Expense Caps in place at the time such amounts were waived or paid and (2) the Fund’s Expense Caps at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Retail Class	$77	$270
Institutional Class	$51	$190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund’s fixed income securities may include:
•Domestic corporate debt obligations;
•Domestic government debt obligations, including U.S. government securities;
•Mortgage-related securities;
•Asset-backed securities; and
•Municipal securities.
The following discussion and factors relate to the fixed income securities listed above. The Fund invests primarily in investment-grade fixed income securities rated at the time of purchase by at least one major rating agency. Investment-grade fixed income securities carry a rating of at least BBB- from Standard & Poor’s or Fitch or Baa3 from Moody’s. The Fund will typically invest in securities with a duration ranging from 0 to 30 years and all maturities. The Fund’s portfolio weighted average effective duration will typically range between +/- 10% of the duration of the Bloomberg U.S. Aggregate Bond Index (the “Benchmark”). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its net assets in below investment grade debt obligations (commonly referred to as “high yield” or “junk” bonds). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB- by Standard & Poor’s or Fitch or below Baa3 by Moody’s or, if unrated, determined to be of comparable quality by the Fund’s Adviser). In selecting portfolio securities, the Adviser analyzes various factors for each security, including individual credit factors, trading patterns, potential revenue growth, an issuer’s financial metrics, volatility, and geographic location. After purchase, a debt obligation may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Adviser will consider whether to continue to hold the debt obligation. The Fund may hold debt obligations with a “D” or similar credit rating indicating at least a partial payment default. The Fund will invest in non-agency, investment grade, asset-backed securities, and investment grade mortgage-backed securities. The Fund’s asset-backed securities will be collateralized by consumer and business receivables.
In managing the Fund’s assets, the portfolio managers use a combination of “bottom-up” security selection and sector allocation analysis, considering various fundamental and technical factors, and a ‘top-down’ analysis of macroeconomic and interest rate environments. The Adviser generally will sell a debt obligation when, on a relative-value basis and in the Adviser’s opinion, it will no longer help the Fund attain its objective.
Principal Risks
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Changing Fixed Income Market Conditions Risk. Changes to monetary policy or regulatory actions, such as increases in the federal funds and equivalent foreign rates or interest rate changes, may expose certain fixed income investments to volatility and reduce liquidity, especially for those investments with longer maturities. As a result, the value of the Fund’s investments and its share price may decline. Changes in central bank policies could also result in unusually high redemptions by shareholders, which have the potential to increase the Fund’s portfolio turnover rate and transaction costs.
Fixed Income Risks
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. Generally, the longer the maturity and duration of a bond, the more sensitive the bond is to interest rate risk. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.
◦Income Risk. The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that a Fund receives from its portfolio holdings.
◦Credit Risk. Debt issuers and other counterparties may be unable or unwilling to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt security to decline. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations.
◦Extension Risk. The risk that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall and may exhibit additional volatility. This will lengthen the duration or average life of those securities and delay the Fund’s ability to reinvest proceeds at higher interest rates, making the Fund more sensitive to changes in interest rates.

◦Prepayment Risk. The risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a debt instrument before it is expected. The Fund may have to invest the proceeds in lower yielding securities or that expectations of such early call will negatively impact the market price of the security. This could reduce the share price and income distributions of the Fund. Such redemptions and subsequent reinvestments would also increase the Fund's portfolio turnover rate.
Mortgage-Backed Securities and other Asset-Backed Securities Risk. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.
Asset-backed securities are securities backed by credit card receivables, automobile loans or other assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. The value of mortgage-back and asset-backed securities can dramatically change over time.
U.S. Government Securities Risk. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
U.S. government securities may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. government agencies or U.S. government sponsored entities may not be backed by the full faith and credit of the U.S. government. U.S. government securities may be adversely affected by a default by, or decline in, the credit quality of the U.S. government. U.S. Treasury securities, including Treasury bills, Treasury notes, Treasury bonds, Treasury inflation-protected securities, and floating rate notes are backed by the full faith and credit of the U.S. government.
New Fund Risk. The Fund is recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Illiquid Investment Risk. Some assets held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as the increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. As with any investment, there is a risk of loss, including loss of principal.
Management Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the Adviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund.

Performance Information
The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information will be available on the Fund’s website at www.ramirezam.com.
Investment Adviser
Ramirez Asset Management, Inc. serves as the investment adviser to the Fund.
Portfolio Managers
Samuel A. Ramirez, Jr., President and CEO of the Adviser, Louis A. Sarno, Managing Director and Portfolio Manager at the Adviser, Helen Yee, CFA, Senior Vice President and Portfolio Manager at the Adviser, and Alex Bud, CFA, Senior Vice President and Assistant Portfolio Manager at the Adviser, are primarily and jointly responsible for the day-to-day management of the Fund since its inception in December 2023.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business, by written request via mail to Ramirez Core Bond Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 888-472-3102, by wire transfer, or through a financial intermediary. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amount for the Retail Class is $5,000 and the minimum initial investment amount for the Institutional Class is $1,000,000. The minimum subsequent investment amount for the Retail Class is $100 and the minimum subsequent investment amount for the Institutional Class is $100. The minimum initial and subsequent investment may be modified for certain financial firms that submit orders on behalf of their customers. Your financial intermediary may impose different investment minimums. Please contact them for additional details.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless you invest through an individual retirement account (“IRA”) or other tax-advantaged account. Subsequent withdrawals from such a tax-advantaged account, however, may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.